Exhibit 10.6
LOCKUP AGREEMENT

Ladies and Gentlemen:

__________, 2015

The undersigned is the beneficial owner of certain shares of common stock of Orbital Tracking Corp. (the “Company”) identified in the signature block hereto (the “Subject Shares”). The undersigned understands that the Company will proceed with certain strategic initiatives and transactions (collectively, the “Initiatives”) in reliance on this Lockup Agreement.

1.           In recognition of the benefit that the Initiatives will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, that, during the period beginning on the date hereof and ending June 1, 2016 (the “Lock-Up Period”), the undersigned will not, directly or indirectly, except as set forth in Exhibit A hereto, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any of the Subject Shares beneficially owned, within the meaning of  Rule  13d-3  under  the  Securities  Exchange  Act  of 1934, as amended (the “Exchange Act”), by the undersigned on the  date  hereof  or  hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Subject Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any of the Subject Shares (each of the foregoing, a “Prohibited Sale”).

2.           Notwithstanding the provisions of Section 1 hereof,  the undersigned (and any transferee of the undersigned) may transfer any Subject Shares (i) by will or as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution or statutes governing the effects of a merger, (iv) to any member of the undersigned, (v) to any  trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of any transferee of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Subject Shares subject to the provisions of this Lockup Agreement or (vi) as set forth on Exhibit A annexed hereto.  In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of this Lockup Agreement for the balance of the Lockup Period.

3.           This Lockup Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4.           This Lockup Agreement will become a binding agreement among  the undersigned  as  of  the  date  all  Lockup  Agreements  sought  by  the  Company  from  other shareholders of the Company which have been sought in connection with the request that Shareholder execute this Lockup Agreement, have been executed and delivered to the Company and remain effective. This Lockup Agreement may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated will terminate upon the expiration date of the Lockup Period. This Lockup Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Lockup Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[Remainder of Page Intentionally Left Blank.]

By:__________________
Name: Title: Common Stock subject to this Agreement (includes Common Stock underlying Preferred Stock): shares

ACCEPTED AND AGREED TO:

ORBITAL TRACKING CORP.

By:
Name: David Phipps
Title: Chief Executive Officer

[Signature Page to Lock-Up Agreement]

EXHIBIT A

(A) Up to _________ shares during any consecutive 30 day period, reduced by any amount of shares sold by an affiliate of Shareholder; and (B) on terms no less favorable than permitted for any other Shareholder who has executed a Lockup  Agreement in connection with or in furtherance of the Initiatives.